SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2003

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

                      74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5.  Other Events.

Freeport-McMoRan Copper & Gold Inc. issued a press release dated December 10, 2003, announcing that it has separated the roles of Chairman and Chief Executive Officer to strengthen its corporate governance structure and has entered into amended employment arrangements extending through 2008 for its two most senior executives, James R. Moffett and Richard C. Adkerson (see Exhibit 99).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ Kathleen L. Quirk

     ----------------------------------------

           Kathleen L. Quirk

      Senior Vice President,

Chief Financial Officer and Treasurer

         (authorized signatory and

        Principal Financial Officer)

Date:  December 10, 2003

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

99

Press release dated December 10, 2003, titled “Freeport-McMoRan Copper & Gold Inc. Announces Realignment of Management Responsibilities.”